TRADE AND AMOUNTS RECEIVABLE (Schedule of trade and other receivables) (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
TRADE AND AMOUNTS RECEIVABLE
Trade accounts receivable	$ 3,894	$ 4,288	$ 5,565
Allowance for expected credit losses	(1,346)	(1,385)	(1,252)
HST/VAT receivable	2,126	2,294	259
Other receivables	180	62	752
Total	$ 4,854	$ 5,259	$ 5,324